American Century Mutual Funds, Inc. Prospectus Supplement Sustainable Equity Fund
Supplement dated December 1, 2018 ■ Prospectus dated March 1, 2018

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5
Management Fee[3]	0.84%	0.64%	0.49%	0.84%	0.84%	0.84%	0.64%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.65%	0.50%	1.10%	1.85%	1.35%	0.65%
Fee Waiver[4]	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%	0.60%	0.45%	1.05%	1.80%	1.30%	0.60%
3 The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2018.
4 The advisor has agreed to waive 0.05 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until November 30, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The following replaces the Example table on page 2 of the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$82	$267	$467	$1,045
I Class	$61	$203	$358	$806
Y Class	$46	$156	$275	$624
A Class	$676	$900	$1,142	$1,834
C Class	$183	$578	$997	$2,163
R Class	$133	$423	$735	$1,619
R5 Class	$61	$203	$358	$806

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94709 1812